SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

MercadoLibre, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arias 3751, 7th Floor

Buenos Aires, C1430CRG, Argentina

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: 011-54-11-4640-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06	Material Impairments.

On February 10, 2015, the Venezuelan government issued a decree that unifies the two previous foreign exchange systems that are frequently referred to as SICAD 1 and SICAD 2 into a new single system denominated SICAD, with an initial public foreign exchange price of 12 Bolivares Fuertes (“BsF”) per U.S. dollar. In order to operate within the SICAD system, a company has to be registered at the Registro de Usuarios del Sistema Complementario de Administración de Divisas (Users of the Foreign Currencies Administration Complementary System Register, or “RUSISAD”), and the acquisition of foreign currencies under that system is organized under an auction process to obtain foreign currencies for payments to foreign suppliers. The SICAD auction process remains available only to obtain foreign currency to pay for a limited list of goods considered to be of high priority by the Venezuelan government, which does not include those relating to our business. In the same decree the Venezuelan government created the “Sistema Marginal de Divisas” (“SIMADI”), a new foreign exchange system that is separate from SICAD, which publishes a foreign exchange rate from the Central Bank of Venezuelan (“BCV”) on a daily basis. As of March 31, 2015 the published SIMADI exchange rate was 192.95 Bs.F. per U.S. dollar.

It is not possible to predict how significantly the SIMADI exchange rate may fluctuate in future periods or whether SIMADI may be replaced or modified by the BCV in future periods.

From May 16, 2014, as further detailed in our 2014 annual consolidated financial statements, to the date of this report, MercadoLibre, Inc. (the “Company’) has used the exchange rate published by SICAD 2 as the exchange rate to re-measure its bolivar-denominated monetary assets and liabilities and to re-measure the revenues and expenses of its Venezuelan subsidiaries.

In light of the disappearance of SICAD 2, and the Company’s inability to gain access to U.S. dollars through the new single system under SICAD, the Company started requesting and has been granted U.S. dollars through SIMADI. As a result, the Company now expects to settle its transactions through SIMADI and has concluded that the SIMADI exchange rate should be used to re-measure its bolivar-denominated monetary assets and liabilities and to re-measure the revenues and expenses of its Venezuelan subsidiaries effective as of March 31, 2015.

Considering this change in facts and circumstances and the lower U.S. dollar-equivalent cash flows now expected from its Venezuelan business, the Company is also reviewing its long-lived assets, goodwill and intangible assets with indefinite useful life for impairment, and estimates that the carrying value of certain real estate investments in Venezuela as of March 31, 2015 will not be fully recoverable. As a result, the Company has estimated a one-time charge of approximately $15.0 million to $18.0 million to be recorded in the first quarter of 2015.

As a consequence of the Company’s decision to use SIMADI to obtain U.S. dollars to settle its transactions in Venezuela, the Company also expects to recognize a foreign exchange loss of between $18.0 million and $23.0 million and a deferred income tax gain of between $1.5 million and $4.5 million derived from the loss on foreign exchange related to the revaluation of its U.S. dollar-denominated liabilities during the first quarter of 2015.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made or implied in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “believe,” “expect,” “intend,” “plan,” “estimate,” “target,” “project,” “should,” “may,” “could,” “will” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements in this report include, but are not limited to, an expected first quarter 2015 charge related to a change in the foreign exchange system used in Venezuela for re-measurement purposes, the expected impact on the revenues of the Company’s Venezuelan segment for the first quarter 2015 and future access to foreign exchange mechanisms in Venezuela. Such forward-looking statements reflect, among other things, our current expectations, plans, projections and strategies, anticipated financial results and economic conditions, and future events and financial trends affecting our business, all of which are subject to known and unknown risks, uncertainties and other important factors (in addition to those discussed elsewhere in this report) that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among other things:

•	our expectations regarding the continued growth of our business in Venezuela;

•	government regulation;

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates;

•	changes in currency restrictions and in foreign exchange rates;

•	fluctuations in value of the bolivar fuerte;

•	changes in estimates and assumptions underlying our critical accounting policies;

•	the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretations of existing regulations; and

•	political, social and economic conditions in Venezuela and possible future currency devaluation and other changes to its exchange rate systems.

Many of these risks are beyond the Company’s ability to control or predict. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward- looking statements.

These statements are based on currently available information and management’s current assumptions, expectations and projections about future events. The forward looking statements in this report are subject to future events, risks and uncertainties as well as potentially inaccurate assumptions that could cause actual results to differ materially from the Company’s expectations and projections. The material risks and uncertainties (in addition to those referred to above) that could cause actual results to differ materially from the Company’s expectations and projections are described in “Item 1A — Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on February 27, 2015. The Company notes such information for investors as permitted by the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these forward-looking statements, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCADOLIBRE, INC. (Registrant)
Date: April 6, 2015	By:	/s/ Pedro Arnt
Pedro Arnt
Executive Vice President and Chief Financial Officer